Exhibit 10.62 2019 Annual Incentive Plan 2019 Annual Incentive Plan Prepared for Jane Doe

2019 Annual Incentive Plan Table of Contents Purpose ...................................................................................................................................................... 3 Incentive Targets ....................................................................................................................................... 3 Summary ................................................................................................................................................... 3 Base Salary ................................................................................................................................................. 4 Performance Periods ................................................................................................................................. 4 How Results Are Measured ....................................................................................................................... 4 Key Performance Results Weights ......................................................................................................... 4 Adjusted EBITDA Factor Table ............................................................................................................... 5 Unlevered Free Cash Flow Factor Table ................................................................................................ 5 Revenue Factor Table ............................................................................................................................ 6 New Enrollment Factor Table ................................................................................................................ 6 Individual Objectives.............................................................................................................................. 6 Timing of Bonus Payments ........................................................................................................................ 7 New Hire ................................................................................................................................................ 7 Internal Transfer/Promotion ................................................................................................................. 7 Termination ........................................................................................................................................... 7 Putting It All Together – How Your Bonus Payment Is Calculated ............................................................ 8 Bonus Calculation Example .................................................................................................................... 8 Additional Information .............................................................................................................................. 9 Acknowledgement..................................................................................................................................... 9 Confidential 2

2019 Annual Incentive Plan Purpose It is the intent of Laureate Education, Inc. (together with its affiliates and subsidiaries, the “Company”) to reward for results. The Annual Incentive Plan (the “Plan”) provides an incentive to participants to maximize results in areas critical to the Company’s success during the current year, and also rewards participants for their individual performance. Incentive Targets The following table contains your targeted bonus amount and your maximum bonus amount (each expressed as a percentage of your base salary). You can earn up to the maximum amount if maximum results are attained by both the Company and you. Bonus Target Maximum Bonus 30% of base salary 60% of base salary $52,500 $105,000 Summary The level of your bonus payment will be based on the results of two components: Business Results Component for [Corporate Employees]: 50% The Business Results component of your bonus payout is comprised of the following factors: 1. Meeting or exceeding Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) threshold amount (30% of the Business Results component); 2. Meeting or exceeding Unlevered Free Cash Flow (Operating Cash Flow – Capex + Interest) threshold amount (30% of the Business Results component); 3. Meeting or exceeding the Revenue threshold amount (20% of the Business Results component); 4. Meeting or exceeding the New Enrollment threshold amount (20% of the Business Results component); and Individual Results Component: 50% 5. Your performance level on your Personal Objectives (100% of the Individual Results component) Adjusted EBITDA Threshold • If the Adjusted EBITDA is less than 90%, no incentive payments will be made to any participant, including you. Internal Controls • It is critical to maintain Company’s position of having no material weaknesses. If you are responsible for any Internal Control(s), your payment under this plan may be reduced if you have a deficiency or material weakness at the end of 2019 as determined by the Laureate Internal Controls organization. Metric Targets Adjusted EBITDA, Unlevered Free Cash Flow, Revenue and New Enrollment are based on total Laureate Education, Inc. ("Laureate") targets. Confidential 3

2019 Annual Incentive Plan Discretion of the Company Notwithstanding anything contrary in this summary, any bonus that you are eligible to receive under the Plan will be subject to the discretion, including the negative discretion, of the Compensation Committee of the Board of Directors of Laureate. Base Salary Bonus calculations under the Plan will be based on a participant’s base salary as of November 1, 2019 if they have been in the same job for the entire year. Please see the sections below titled “New Hire”, “Internal Transfer/Promotion” and “Termination” if you experience any of those changes during the year. Performance Periods The effective performance period for this Plan runs from January 1, 2019 through December 31, 2019 (the “Performance Period”). How Results Are Measured Key Performance Results Weights As previously noted, if the Adjusted EBITDA threshold of 90% ($570,386,351) is not met or exceeded, no payments will be made to any participant. The total bonus payment will be based on Business and Individual components. The following table defines the component factors and assigns the weighting of each: Component Component Factor Factor Definitions Factors Weighting Weighting Laureate’s Adjusted EBITDA results for 2019 versus a target Adjusted EBITDA 30% based on the budgeted 2019 Adjusted EBITDA. Unlevered Free Laureate’s Unlevered Free Cash Flow results for 2019 versus a 30% Cash Flow target based on the budgeted 2019 Unlevered Free Cash Flow. 50% Laureate’s Revenue results for 2019 versus a target based on Revenue 20% Factors the budgeted 2019 Revenue. Laureate's New Enrollment results for 2019 versus a target New Enrollment 20% Business Component Component Business based on the budgeted 2019 New Enrollment. Individual Individual results achieved during 2019 versus objectives as 50% 100% Objectives approved by management at the start of 2019. Individual Individual Component Confidential 4

2019 Annual Incentive Plan

Adjusted EBITDA Factor Table

Adjusted EBITDA will account for **30%** of the Business Results component of your targeted bonus payment potential. Adjusted EBITDA results will be analyzed after the end of the calendar year versus targeted Adjusted EBITDA. To achieve any bonus payment for the Adjusted EBITDA factor of your bonus, and any bonus payment under this Plan, the threshold level of Adjusted EBITDA must be met or exceeded. If that level is achieved, payment for Adjusted EBITDA results will be determined according to the following table:

2019 Adjusted EBITDA Target			
Performance Against Plan	**Adjusted EBITDA for 2019**	**% Attainment of Target**	**Bonus Factor**
Maximum	$697,138,873	110%	200%
Above Target	>$633,762,612 to <$697,138,873	>100% to <110%	+10.00% for every incremental 1% in Adjusted EBITDA above target
Target	$633,762,612	100%	100%
Above Threshold	>$570,386,351 to <$633,762,612	>90% to <100%	-10.00% for every 1% decrease in Adjusted EBITDA below target
Threshold	$570,386,351	90%	0%

Unlevered Free Cash Flow Factor Table

Unlevered Free Cash Flow will account for **30%** of the Business Results component of your targeted bonus payment potential. Unlevered Free Cash Flow results will be analyzed after the end of the calendar year versus the targeted Unlevered Free Cash Flow. To achieve any bonus payment for the Unlevered Free Cash Flow factor of your bonus, the threshold level of Unlevered Free Cash Flow must be met or exceeded. If that level is achieved, payment for Unlevered Free Cash Flow results will be determined according to the following table:

2019 Unlevered Free Cash Flow Target			
Performance Against Plan	**Unlevered Free Cash Flow for 2019**	**% Attainment of Target**	**Bonus Factor**
Maximum	$345,578,390	120%	200%
Above Target	>$287,981,992 to <$345,578,390	>100% to <120%	+5.00% for every 1% increase in Unlevered Free Cash Flow above target
Target	$287,981,992	100%	100%
Above Threshold	>$230,385,594 to <$287,981,992	>80% to <100%	-5.00% for every 1% decrease in Unlevered Free Cash Flow below target
Threshold	$230,385,594	80%	0%

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2019 Annual Incentive Plan

LAUREATE INTERNATIONAL UNIVERSITIES

Revenue Factor Table

Revenue will account for **20%** of the Business Results component of your targeted bonus payment potential. Revenue results will be analyzed after the end of the calendar year versus targeted Revenue. To achieve any bonus payment for the Revenue factor of your bonus, the threshold level of Revenue must be met or exceeded. If that level is achieved, payment for Revenue results will be determined according to the following table:

2019 Revenue Target			
Performance Against Plan	**Revenue for 2019**	**% Attainment of Target**	**Bonus Factor**
Maximum	$3,419,069,718	105%	200%
Above Target	>$3,256,256,874 to <$3,419,069,718	>100% to <105%	+20.00% for every 1% increase in Revenue above target
Target	$3,256,256,874	100%	100%
Above Threshold	>$3,093,444,030 to <$3,256,256,874	>95% to <100%	-20.00% for every 1% decrease in Revenue below target
Threshold	$3,093,444,030	95%	0%

New Enrollment Factor Table

New Enrollment will account for **20%** of the Business Results component of your targeted bonus payment potential. New Enrollment results will be analyzed after the end of the calendar year versus targeted New Enrollment. To achieve any bonus payment for the New Enrollment factor of your bonus, the threshold level of New Enrollment must be met or exceeded. If that level is achieved, payment for New Enrollment results will be determined according to the following table:

2019 New Enrollment Target			
Performance Against Plan	**New Enrollment for 2019**	**% Attainment of Target**	**Bonus Factor**
Maximum	525,151	115%	200%
Above Target	>456,653 to <525,151	>100% to <115%	+6.67% for every incremental 1% in New Enrollment above target
Target	456,653	100%	100%
Above Threshold	>388,155 to <456,653	>85% to <100%	-6.67% for every 1% decrease in New Enrollment below target
Threshold	388,155	85%	0%

Individual Objectives

Individual objectives make up **50%** of your bonus payment for the year. Objectives will be set by each participant and their manager at the start of the year. At the end of the year, 50% of your targeted bonus will be based on the results attained for those objectives. Results for each objective will be rated by your manager, and a final overall percentage between 0% and 200% should be applied by the manager to this portion of the bonus. ***The system used to plan incentive payments will not accept any percentage above 200%.***

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2019 Annual Incentive Plan Timing of Bonus Payments Bonuses, if paid at all, are paid once a year as soon as administratively practicable after the Company’s certification of achievement against the metrics outlined above. Furthermore, the timing of bonus payments is contingent on the publication of Laureate’s 2019 audited financials. New Hire Bonuses for Plan participants hired on or after March 1st of the Performance Period will be prorated depending on the date of hire. Those hired prior to March 1st will not have their bonus prorated. For example, someone hired on July 1st would receive a prorated bonus of 184/365ths of their projected bonus. Employees hired after November 1st of any year are ineligible for a bonus payment for that year. Please consult your local HR partners for the new hire date that applies to your country/region. Internal Transfer/Promotion Employees transferring from one bonus-eligible position within the Company to another will have their bonus compensation pro-rated based on their time in each position if the change in position means a change in salary grade and therefore eligibility. An employee who transfers from a bonus-eligible position to other positions within the Company not covered by this Plan will be paid bonus compensation based on the job they are leaving and only for the pro-rated period the employee actually worked in the bonus-eligible position. Termination Employees who leave the Company either voluntarily or involuntarily are not eligible for bonus payments under this Plan. To be eligible for a bonus payment, the participant must be actively employed by the Company on the exact date that the bonuses are paid. Confidential 7

2019 Annual Incentive Plan

Putting It All Together – How Your Bonus Payment Is Calculated

Targets were set at the start of the calendar year for each bonus plan component.

After the end of the period, results are tabulated. If results exceed threshold in a positive manner, and Gatekeepers are met or exceeded, a bonus payment will be calculated using the tables above.

Bonus Calculation Example

Annual Base Earnings:	$175,000
Incentive Target (as % of salary):	30%
Annual Bonus Target:	$52,500 (30% of $175,000)
EBITDA Gatekeepers Met or Exceeded:	Yes

Bonus Factor	Business/ Individual Weight	Weight	*Bonus at Target*	*Factor Target*	*Factor Result*	*Attainment of Target*	Multiple Factor x	*Bonus Result*
Adjusted EBITDA	50%	30%	*$7,875*	*$633,762,612*	*$621,087,360*	*98%*	80.00%	*$6,300*
Unlevered Free Cash Flow		30%	*$7,875*	*$287,981,992*	*$287,981,992*	*100%*	100.00%	*$7,875*
Revenue		20%	*$5,250*	*$3,256,256,874*	*$3,288,819,443*	*101%*	120.00%	*$6,300*
New Enrollment		20%	*$5,250*	*456,653*	*502,318*	*110%*	166.67%	*$8,750*
Individual Objectives	50%	100%	*$26,250*	*Individual Goals for 2019*	*Individual Results for 2019*	*4 (Exceeds Expectations)*	115.00%	*$30,187*
	100%		**$52,500**			**TOTAL BONUS RESULT**		**$59,413**

This example is for illustration purposes only. Your specific salary level and results will vary from this example and there is no guarantee that you will earn any level bonus in any given performance period.

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2019 Annual Incentive Plan Additional Information Employees may not expect to participate in this Plan if they are participants in any other cash-based short-term incentive plan of the Company. Short-term incentive plans are defined as plans for which desired results will be achieved in 1 year or less. The Plan may be amended, revised, replaced, or terminated at any time unilaterally by the Company. The Company reserves the right to interpret and implement the terms of this Plan in its sole discretion. Incentive targets may be adjusted by the Company at its sole discretion for any reason during the course of the Performance Period, including but not limited to changes in business conditions. The Plan is governed by the laws of the State of Maryland. The Plan forms a part of the Laureate Education, Inc. Amended and Restated 2013 Long-Term Incentive Plan (the “Equity Plan”). To the extent there are any conflicts between the Plan and the Equity Plan, the terms of the Equity Plan will control. Nothing herein guarantees to you the right to continued employment with the Company, nor does it obligate the Company to make any Annual Incentive Plan payment, regardless of whether any of the performance criteria described herein have been met or exceeded. You will remain an at will employee at all times. The Company retains the right to make adjustments in subsequent payments for errors that have occurred with relation to Annual Incentive Plan payments. This includes both errors made in favor of the plan participant, and errors made in favor of the Company. You agree that, except as may be required by applicable law, you shall not disclose the terms of this form (including the Company’s financial and other performance objectives disclosed herein). Acknowledgement In order to be eligible to receive a payment under this plan, you must review the content of this form, read the statement below, sign this form and return it to your Human Resources representative. I, Jane Doe, Groundskeeper for Laureate Education Inc., acknowledge that I have received, read, and understand this Goal Document reviewing the details of the 2019 Annual Incentive Plan. _____________________________________________________ __________________ Signature Jane Doe Date Confidential 9